Exhibit 99.6

GUARANTY AGREEMENT

QUINTIUM PRIVATE OPPORTUNITIES FUND, LP	February 17, 2015
KNOXVILLE, TENNESSEE

Dear Sirs:

As an inducement to QUINTIUM PRIVATE OPPORTUNITIES FUND, LP (“Lender”) to extend credit to and to otherwise deal with PSM HOLDINGS, INC., a Delaware corporation (“Borrower”), and in consideration thereof, the undersigned hereby absolutely and unconditionally guarantees to Lender and its successors and assigns the due and punctual payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred with or held by Lender, together with interest, as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such notes, drafts, debts, obligations or liabilities or agreements evidencing any such indebtedness, obligation or liability including all renewals, extensions and modifications thereof (the “Guaranty” or Guaranty Agreement”). The obligation of the undersigned is a guarantee of payment and not of collection.

It is understood that any such notes, drafts, debts, obligations and liabilities may be accepted or created by or with Lender at any time and from time to time without notice to the undersigned, and the undersigned hereby expressly waives presentment, demand, protest, and notice of dishonor of any such notes, drafts, debts, obligations, and liabilities or other evidences of any such indebtedness, obligation, or liability.

Lender may receive and accept from time to time any securities or other property as a collateral to any such notes, drafts, debts, obligations and liabilities, and may surrender, compromise, exchange and release absolutely the same or any part thereof at any time without notice to the undersigned and without in any manner affecting the obligation and liability of the undersigned hereby created. The undersigned agrees that Lender shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the indebtedness, obligations and liabilities for which this Guaranty is made.

This obligation and liability on the part of the undersigned shall be a primary, and not a secondary, obligation and liability, payable immediately upon demand without recourse first having been had by Lender against the Borrower or any other guarantor, person, firm or corporation, and without first resorting to any property held by Lender as collateral security; and the undersigned hereby waives the benefits of all provisions of law, allowing for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability hereunder until judgment be obtained therefore against the Borrower and execution thereon returned unsatisfied, or until it is shown that the Borrower has no property available for the satisfaction of the indebtedness, obligation or liability guaranteed hereby, or until any other proceedings can be had; and the undersigned hereby agrees to indemnify Lender for all costs of collection, including but not limited to the costs of repossession, foreclosure, reasonable attorneys’ fees, and court costs incurred by Lender in the event that Lender should first be required by the undersigned to resort to any property held by Lender or in which Lender has a security interest or to obtain execution or other satisfaction of a judgment against the Borrower on account of Borrower’s obligation and liability for its indebtedness guaranteed hereby; and the undersigned further agrees that the undersigned is responsible for any obligation or debt, or portion thereof, of the Borrower to Lender which has been paid by the Borrower to Lender and which Lender is subsequently required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of the Borrower to Lender unless and until all of the debts and obligations of the Borrower to Lender have been paid in full. The undersigned hereby waives, to the extent avoidable under any provision of the Bankruptcy Code, any right arising upon payment by the undersigned of any obligation under this Guaranty to assert a claim against the bankruptcy estate of the Borrower.

This Guaranty is unlimited and applies to all of the outstanding indebtedness of Borrower, including, but not limited to, the indebtedness evidenced by that Promissory Note of even date herewith, executed by Borrower and payable to the order of Lender in the original principal amount of up to $1,000,000.00. For the avoidance of doubt, the word “indebtedness” means any and all of Borrower’s indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower’s liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or un-liquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

The undersigned hereby agrees to execute and deliver to Lender any security agreement, deed of trust, mortgage, UCC financing statement, or other document required by Lender in order to protect its security interest or lien in any collateral. This document shall constitute a security agreement under the Uniform Commercial Code of New York (“Code”), and in addition to having all other legal rights and remedies, Lender shall have all rights and remedies of a secured party under the Code.

This agreement shall inure to the benefit of Lender, its successors and assigns, and the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, and shall remain in force until a written notice revoking it has been received by Lender; but such revocation shall not release the undersigned from liability to Lender, its successors and assigns, or the owners and holders of any of the indebtedness, obligations and liabilities hereby guaranteed, for any indebtedness, obligation or liability of the Borrower which is hereby guaranteed and then in existence or from any renewals, extensions or modifications thereof in whole or in part, whether such renewals, extensions or modifications are made before or after such revocation, with or without notice to the undersigned. The undersigned waives presentment, demand, protest and notices of every kind and assents to any one or more extensions, modifications, renewals or postponements of the time or amount of payment or any other indulgences given to Borrower. The undersigned shall be responsible for and shall reimburse Lender for all costs and expenses (including reasonable attorneys’ fees) incurred by Lender in connection with the enforcement of this Guaranty or the protection or preservation of any right or claim of Lender in connection herewith, including without limitation costs and expenses incurred by Lender in connection with its attempts to collect the indebtedness, obligations, and liabilities guaranteed hereby.

This instrument covers all indebtedness, obligations, and liabilities to Lender purporting to be made or undertaken on behalf of Borrower by any such officer or agent of Borrower without regard to the actual authority of such officer or agent.

The undersigned covenants, warrants, and represents to Lender that: (i) this Guaranty is enforceable against the undersigned in accordance with its terms; (ii) the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party; (iii) that there is no litigation, claim, action or proceeding pending or, to the best knowledge of the undersigned, threatened against the undersigned which would materially adversely affect the financial condition of the undersigned or its ability to fulfill its obligations hereunder; (iv) that the undersigned has knowledge of the Borrower’s financial conditions and affairs; and (v) unless otherwise required in a loan agreement, if applicable, as long as any obligations remain outstanding or as long as Lender remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Lender, which, when delivered shall be the property of Lender.

This Guaranty is made in and shall be construed in accordance with the laws and judicial decisions of the State of New York. At Lender’s discretion, any claim or controversy arising out of or relating to this Guaranty that is not resolved by negotiation or mediation shall be submitted to arbitration by one arbitrator mutually agreed-upon by the undersigned and Lender, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by either, at Lender’s sole discretion, JAMS or the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in transactions of the type provided for in this Guaranty and who is chosen by JAMS or the AAA. The arbitration shall take place in New York, New York, in accordance with the JAMS or AAA rules then in effect. The parties agree that the arbitrator’s ruling shall be final and binding upon all parties and shall be enforceable in any court that has jurisdiction over the party against whom the claim is sought. Any dispute arising out of this Guaranty that is not submitted to arbitration as provided above shall be adjudicated in either the state or federal courts in New York and in no other forum. For that purpose, the undersigned hereby submits to the jurisdiction of the state and/or federal courts of New York. The undersigned waives any defense that venue is not proper for any action brought in any federal or state court in the State of New York.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS GUARANTY AND THE RELATED LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER OR THE BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO MAKE THE ABOVE MENTIONED LOAN TO THE BORROWER. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, OR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement on the day, month and year first written above.

WITNESS:	GUARANTOR

WWYH, INC.,
a Texas corporation

	By:	/s/ Samuel B. Morelli

	Its:	President

STATE OF CALIFORNIA                   )

)

COUNTY OF SAN DIEGO                  )

Before me, the undersigned authority, a Notary Public for the said County and State, personally appeared _Samuel B. Morelli___ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself/herself to be President (or other officer authorized to execute the instrument) of WWYH, INC., the within named bargainer, a Texas corporation, and that he/she as such officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the company, by himself/herself as such officer.

Witness my hand and seal at office, this 17th day of February, 2015.

/s/ Jamie VanGibon
Notary Public

My Commission Expires:      August 18, 2018

SIGNATURE PAGE

TO

GUARANTY AGREEMENT